Exhibit 10.1

AMENDMENT NO. 1
TO AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
AMENDMENT NO. 1 TO AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this “Amendment”), dated as of September 12, 2013, among HARSCO CORPORATION, a Delaware corporation, as Borrower (the “Company”), the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH
WHEREAS, the Company, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Five-Year Credit Agreement dated as of March 2, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”);
WHEREAS, the Company, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth on the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions and References. Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

SECTION 2. Amendments. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is amended by deleting the table in the definition of “Applicable Margin” and substituting in lieu thereof the following table:

Applicable Margin (basis points per annum)
Category 1 BBB+ or higher by S&P; Baal or higher by Moody's	137.5
Category 2 BBB by S&P; Baa2 by Moody's	150.0
Category 3 BBB- by S&P; Baa3 by Moody's	175.0
Category 4 BB+ by S&P; Ba1 by Moody's	200.0
Category 5 BB or lower by S&P; Ba2 or lower by Moody's	250.0

(b) Section 1.01 of the Credit Agreement is amended by deleting the table in the definition of “Commitment Fee Percentage” and substituting in lieu thereof the following table:

Commitment Fee Percentage
Category 1 BBB+ or higher by S&P; Baal or higher by Moody's	0.175%
Category 2 BBB by S&P; Baa2 by Moody's	0.200%
Category 3 BBB- by S&P; Baa3 by Moody's	0.250%
Category 4 BB+ by S&P; Ba1 by Moody's	0.350%
Category 5 BB or lower by S&P; Ba2 or lower by Moody's	0.500%

(c) Section 1.01 of the Credit Agreement is amended by amending and restating in its entirety the definition of “Consolidated EBITDA” as follows:
““Consolidated EBITDA” shall mean, at any date of determination, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for the most recently completed consecutive four fiscal quarters plus (a) the following to the extent deducted in calculating Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income or excise taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) losses on sales of assets outside the ordinary course of business and losses from discontinued operations and (v) any other nonrecurring or noncash items for such period minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) any extraordinary income or gains, (ii) gains on sales of assets outside the ordinary course of business and gains from discontinued operations and (iii) any other nonrecurring or non-cash income.”
(d) Section 1.01 of the Credit Agreement is amended by amending and restating in its entirety the definition of “Consolidated Interest Charges” as follows:
“Consolidated Interest Charges” shall mean, for the most recently completed consecutive four fiscal quarters, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.
(e) Section 1.01 of the Credit Agreement is amended by adding the following new defined terms in proper alphabetical order:
““Anti-Terrorism Law” shall mean any applicable law related to money laundering or financing terrorism including the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).”
““Blocked Person” shall mean any person that (a) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (b) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other applicable law.”
““First Amendment” shall mean the Amendment No. 1 to Amended and Restated         Five-Year Credit Agreement dated as of September 12, 2013, among the     Borrower, the Lenders party thereto, and the Administrative Agent.”

““First Amendment Effective Date” shall have the meaning given to such term in     the First Amendment.”
(f) Section 1.01 of the Credit Agreement is amended by deleting the definitions of “Total Capital” and “Net Worth”.
(g) Article III of the Credit Agreement is amended by adding the following new Section 3.20:
SECTION 3.20.     Anti-Terrorism Regulations. Neither the Company nor any of its Subsidiaries:
“(a) (i) has violated any Anti-Terrorism Laws or (ii) has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering;
(b) is a Blocked Person; or
(c) (i) conducts any business or engages in making or receiving any contribution of goods, services or money to or for the benefit of any Blocked Person, (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.”
(h) Section 6.06 of the Credit Agreement is amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 6.06:
“SECTION 6.06    Total Debt to Consolidated EBITDA. The Company will not permit the ratio of Total Debt to Consolidated EBITDA at any time on or after the First Amendment Effective Date to exceed the ratio of 3.50 to 1.00.”
(i) Article VI of the Credit Agreement is amended by adding the following new Section 6.09:
“SECTION 6.09.     Compliance with Anti-Terrorism Regulations. (a) (i) Violate any Anti-Terrorism Laws or (ii) engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering;
(b) Become a Blocked Person; or
(c) (i) Conduct any business or engage in making or receiving any contribution of goods, services or money to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempt to violate, any of the prohibitions set forth in any Anti-Terrorism Law.”

SECTION 3. Representations and Warranties. The Company represents and warrants as of the date hereof and as of the First Amendment Effective Date that:
(a) This Amendment has been duly authorized, executed and delivered by the Company;
(b) Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity;
(c) No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by the Company of this Amendment or for the legality, validity or enforceability hereof, other than authorizations, approvals, consents, and filings and registrations that have already been obtained prior to the date hereof;
(d) The representations and warranties set forth in Article III of the Credit Agreement shall be true and correct on the date hereof and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and
(e) No Event of Default or Default shall have occurred and be continuing.
SECTION 4. Ratification. Except as amended hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under such other documents are in all respects ratified and confirmed.
SECTION 5. Consent Fee. The Company agrees to pay to each Lender executing and delivering (including by facsimile transmission or electronic mail) this Amendment (such Lender, a “Consenting Lender”), on or before 5:00 P.M., New York time, August 26, 2013, a fee equal to 0.05% of the Commitment of such Lender (the “Consent Fee”). The Company shall pay the Consent Fee to the Administrative Agent (for the benefit of the Consenting Lenders) no later than the First Amendment Effective Date.
SECTION 6. Conditions Precedent. The effective date of this Amendment (the “First Amendment Effective Date”) shall be that date when, to the satisfaction of the Administrative Agent, the following conditions shall been satisfied or waived:
(a) The Administrative Agent (or its counsel) shall have received from the Borrower and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or electronic mail transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b) The representations and warranties set forth in Section 3 of this Amendment are true and correct on and as of the First Amendment Effective Date;
(c) No Event of Default or Default shall have occurred and be continuing on the First Amendment Effective Date;

(d) The Administrative Agent shall have received a certificate executed by an authorized officer of the Borrower dated the First Amendment Effective Date confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of this Section 6;
(e) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of the Company dated the First Amendment Effective Date certifying (A) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (B) as to the incumbency and specimen signature of each officer of the Company executing this Amendment or any other document delivered in connection herewith and (ii) a certificate of another officer of the Company as to the incumbency and signature of the Secretary or such Assistant Secretary of the Company executing the certificate pursuant to (i) above;
(f) The Administrative Agent shall have received payment (for the benefit of the Consenting Lenders) of the Consent Fee; and
(g) Each of the Administrative Agent and Citigroup Global Markets Inc., as arranger, shall have received payment or reimbursement of all fees payable to it by the Company on or prior to the First Amendment Effective Date and its reasonable out-of-pocket expenses in connection with this Amendment including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, for which invoices have been received by the Company on or prior to the First Amendment Effective Date.
SECTION 7. Miscellaneous.
(a) The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Effective Date.
(b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(c) Any references in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Agreement, to “the Agreement”, “thereunder”, “therein” or words of like import, shall, from and after the First Amendment Effective Date, mean and be a reference to the Agreement as amended hereby.
(d) The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, whether or not the First Amendment Effective Date occurs.
(e) This Amendment shall be deemed to be a Loan Document.
(f) This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 6. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.
[Remainder of page intentionally left blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
HARSCO CORPORATION, as Borrower

By /s/ F. Nicholas Grasberger, III
Name: F. Nicholas Grasberger, III
Title: Senior Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

CITIBANK, N.A., as Administrative Agent

By /s/ Christopher Hartzell
Name: Christopher Hartzell
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

CITIBANK, N.A., as Lender

By /s/ Christopher Hartzell
Name: Christopher Hartzell
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

THE ROYAL BANK OF SCOTLAND PLC, as Lender

By /s/ L. Peter Yetman
Name: L. Peter Yetman
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

HSBC Bank USA, N.A., as Lender

By /s/ Tanya Dyke
Name: Tanya Dyke
Title: VP, Global Relationship Manager

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

ING BANK N.V., DUBLIN BRANCH, as Lender

By /s/ Pádraig Matthews
Name: Pádraig Matthews
Title: Vice President

By /s/ Sean Hasett
Name: Sean Hasett
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

JPMorgan Chase Bank, N.A., as Lender

By /s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

LLOYDS TSB BANK PLC, as Lender

By /s/ Karen Weich
Name: Karen Weich
Title: Vice President - W011

By /s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President - M040

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender

By /s/ George Stoecklein
Name: George Stoecklein
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By /s/ Domenic L. D'Ginto
Name: Domenic L. D'Ginto, CFA
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Commerzbank AG, New York Branch, as Lender

By /s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

By /s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

U.S. Bank National Association, as Lender

By /s/ Mark E. Irey
Name: Mark E. Irey
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Wells Fargo Bank, N.A., as Lender

By /s/ James Travagline
Name: James Travagline
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Manufacturers and Traders Trust Company, as Lender

By /s/ Derek Lynch
Name: Derek Lynch
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

THE NORTHERN TRUST COMPANY, as Lender

By /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Svenska Handelsbanken AB (publ) New York branch, as Lender

By /s/ Maria Kolsrud
Name: Maria Kolsrud
Title: Vice President

By /s/ Anders Abelson
Name: Anders Abelson
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Five-Year Revolving Credit Agreement (Harsco Corporation)]